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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 OR 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 13, 2009

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                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)

        NEVADA                       001-32369                   98-0204105
(State or other jurisdiction        (Commission                (IRS Employer
   of incorporation)                File Number)             Identification No.)

          8 Inverness Drive East, Suite 100, Englewood, Colorado 80112
                (Address of principal  executive  offices)     (Zip Code)

        Registrant's telephone number, including area code (303) 483-0044

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [ ]    Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

  [ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)

  [ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))

  [ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01         REGULATION FD DISCLOSURE

          Pursuant to General Instruction F., the registrant incorporates by reference the information contained in the document filed as Exhibit
          99.1 to this Form 8-K.



ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

          (d)     Exhibits:

                  99.1     Press release dated January 13, 2009.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    GASCO ENERGY, INC.
January 13, 2009                    By:    /s/  W. King Grant
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                                           W. King Grant
                                           Chief Financial Officer




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                                  EXHIBIT INDEX



Exhibit Number                              Exhibit Description

     99.1                           Press release dated January 13, 2009.



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